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                        DELMARVA POWER & LIGHT COMPANY
                                1996 FORM 10-K
                    CURRENT LISTING OF SEVERANCE AGREEMENTS
                              AS OF MARCH 1, 1997
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                                                                                                      DATE OF
             NAME                           CURRENT TITLE                                            AGREEMENT
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
 1.   Arturo F. Agra                  General Manager, Product Management & Development               03/01/95
 2.   Heinz J. Beck                   Manager, Transmission & Distribution                            05/07/93
 3.   W. Douglas Boyce                Vice President, Central Division                                05/07/93
 4.   Roberta S. Brown                General Manager, Operations                                     01/23/96
 5.   Donald E. Cain                  Vice President                                                  05/22/89
 6.   Raymond V. Civatte              General Manager, Information Systems                            01/23/96
 7.   Peter F. Clark                  Counsel, Assistant General                                      05/11/89
 8.   Donald P. Connelly              Secretary, Corporate                                            02/11/87
 9.   Howard E. Cosgrove              Chairman, President & Chief Executive Officer                   05/07/93
10.   Moira K. Donoghue               Manager, Compensation, Benefits & Organizational Development    11/04/94
11.   David G. Dougher                Manager, Reports and Compliance                                 09/14/95
12.   Joseph W. Ford                  Senior Vice President                                           09/14/95
13.   Carmine F. Gargiulo             Manager, Systems Development                                    02/11/87
14.   Charles R. Gates                Plant Manager (Indian River)                                    02/11/87
15.   Paul S. Gerritsen               Vice President                                                  05/07/93
16.   Barbara S. Graham               Sr. Vice President, Treasurer & Chief Financial Officer         03/01/95
17.   R. Erik Hansen                  General Manager, Regulatory Practice                            05/07/93
18.   Michael J. Harrison             Manager, Delmarva Operating Services                            03/01/95
19.   Hudson P. Hoen, III             Vice President, Southern Division                               04/09/94
20.   Albert F. Kirby                 General Manager, Mechanical Engineering & Standards             03/04/90
21.   Ralph E. Klesius                Sr. Vice President                                              05/07/93
22.   John V. Kutys                   Plant Manager, Edgemoor                                         08/07/96
23.   John W. Land                    General Manager, Administrative Services                        04/19/94
24.   James P. Lavin                  Comptroller/Corporate Accounting                                05/22/89
25.   Wayne A. Lyons                  Vice President                                                  02/11/87
26.   D. Bruce McClenathan            Plant Manager (Delaware City)                                   02/11/87
27.   Dennis R. McDowell              Comptroller/Operating Accounting                                05/22/89
28.   Robert F. Molzahn               General Manager, Environmental Affairs                          05/22/89
29.   James L. Parks                  Manager, Fuel Supply                                            05/07/93
30.   Frank J. Perry, Jr.             Vice President                                                  03/14/90
31.   Linda D. Ratchford              Manager, Product Development                                    01/23/96
32.   Michael Ratchford               General Manager, Communication and Community Relations          09/14/95
33.   Philip S. Reese                 General Manager, Marketing                                      03/01/95
34.   Richard W. Sarau                Plant Manager (Hay Road)                                        03/01/95
35.   Thomas S. Shaw                  Sr. Vice President/President, DCI                               05/07/93
36.   James R. Silvius                Manager, Electrical Engineering                                 05/11/89
37.   William H. Spence               Manager, Gas Operations & Planning                              05/07/93
38.   Richard J. Squadron             Manager/General Manager, CFO - DCI                              04/12/94
39.   Dale G. Stoodley                Vice President & General Counsel                                04/18/89
40.   Duane C. Taylor                 Vice President, Electric                                        01/23/96
41.   Jack Urban                      Vice President, Gas Division                                    01/27/91
42.   George G. Vapaa                 Manager, Corporate Planning                                     03/25/91
43.   David M. Velazquez              Manager, Strategic Planning                                     03/01/97
44.   Joseph M. Wathen                Manager, Pricing                                                04/08/94
45.   N. Guy Winebrenner              Manager, Sales                                                  01/23/96
46.   James R. Wittine                General Manager, System Planning                                05/07/93
47.   Jeremiah F. Wright, Jr.         General Manager, Purchasing                                     03/14/90
48.   D. Wayne Yerkes                 Vice President, Northern Division                               03/14/90
49.   John T. Zimmerman               Manager, Employee Relations                                     03/25/91
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